UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 29, 2006
(Date of Earliest Event Reported)

INTEGRATED ALARM SERVICES GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50343 (Commission File Number)	42-1578199 (I.R.S. Employer Identification No.)

One Capital Center, 99 Pine Street 3rdFloor, Albany, NY 12207
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:(518) 426-1515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 29, 2006, Integrated Alarm Services Group, Inc. (the "Company") entered into an agreement with Michael T. Moscinski, the Chief Financial Officer of the Company. The agreement will become effective upon the closing date of certain transactions (the "Closing Date") contemplated by the merger agreement entered into on December 20, 2006 between Protection One, Inc. ("P1"), the Company, and Tara Acquisition Corp. (the "Merger Agreement") pursuant to which the Company will be merged with Tara and become a wholly-owned subsidiary of P1. The material terms of the Merger Agreement are described in the Company's Current Report on Form 8-K filed December 21, 2006. In the event that the transactions set forth in the Merger Agreement are not consummated, the agreement with Mr. Moscinski will be void and without force or effect. Under the agreement, if it becomes effective, Mr. Moscinski waives any right of payment under his agreement with the Company dated November 22, 2006.

Once effective, under the agreement Mr. Moscinski will remain employed by the Company for a period of six months following the Closing Date, or such lesser period as determined by the Company (the "Transition Period"). Under the agreement, Mr. Moscinski will continue to perform the functions he performed for the Company prior to the Closing Date, and such other duties as are reasonably requested by the Company in good faith.

During the Transition Period, the Company will pay Mr. Moscinski a monthly salary equal to the monthly salary payable to Mr. Moscinski by the Company immediately prior to the Closing Date. In addition, 6 months after the Closing Date, the Company will pay to Mr. Moscinski a bonus of $450,000. In the event that any payments by the Company to Mr. Moscinski would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, then the amount payable under the agreement will be reduced to the maximum amount that could be paid to Mr. Moscinski without giving rise to such excise tax.

The agreement contains a non-competition and non-solicitation covenant that applies, once the agreement is effective, during the Transition Period and for two years thereafter.

Once effective, the agreement will supersede all prior agreements between the Company and Mr. Moscinski.

The foregoing description of the material terms of the agreement between Mr. Moscinski and the Company is qualified by reference to the agreement, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                INTEGRATED ALARM SERVICES GROUP, INC.
           (Registrant)

                                                By: /s/ Charles T. May
            Charles T. May
            Chief Executive Officer

Dated: January 5, 2007

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

The following documents are included as exhibits to this Form 8-K. Any exhibit below incorporated by reference herein is indicated as such by the information supplied in the parenthetical thereafter. If no parenthetical appears after an exhibit, such exhibit is filed or furnished herewith.

EXHIBIT	DESCRIPTION
99.1	Transitional Service Agreement dated December 29, 2006 between the Company and Michael T. Moscinski

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